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                            [LOGO] VALUE LINE, INC.

                              220 EAST 42ND STREET
                         NEW YORK, NEW YORK 10017-5891
                  PHONE: (212) 907-1500 / FAX: (212) 818-9747

By Edgar

                                                             November 2, 2000





Mr. Richard Pfordte
Branch Chief
Division of Investment Management
Securities and Exchange Commission
450 5th Street
Washington, DC  20599-0505

     Re: Request for Approval Pursuant to Rule 485(b)(vii) under the Securities
         Act of 1933

Dear Mr. Pfordte:

     This request is being made on behalf of The Value Line Fund, Inc., Value Line Income and Growth Fund, Inc., The Value Line Special Situations Fund, Inc., Value Line Leveraged Growth Investors, Inc. and The Value Line Cash Fund, Inc. (collectively the "Funds") pursuant to Rule 485(b)(vii) under the Securities Act of 1933 (the "1933 Act") and seeks a determination by the Staff of the Division of Investment Management that the Funds post-effective amendments that would otherwise be eligible for filing under Rule 485(b) and that will contain disclosure concerning a 12b-1plan could be filed pursuant to Rule 485(b). Each of the Funds has a December 31 fiscal year.

     The staff has previously had the opportunity to review and comment on disclosure concerning the 12b-1 plan by other Value Line funds. Exhibit A hereto sets forth this disclosure which is contained in the Prospectus and Statement of Additional Information of Value Line Convertible Fund, Inc. which was part of a post-effective amendment filed on June 29, 2000 under rule 485(a) of the 1933 Act and of Value Line U.S. Government Securities Fund, Inc. filed on October 30, 2000.

     In its release with respect to the filing of post-effective amendments (Release Nos. 33-7083; IC-20486; File No. S7-26-93), the Commission amended Rule 485 "to allow the Commission, on a discretionary basis, to permit certain types of post-effective amendments not otherwise eligible to be filed as B-Amendments to become effective automatically without opportunity for staff review." The Commission said that a post-effective amendment that contained "substantially identical revisions contained in post-

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effective amendments filed by a number of funds in a fund complex" would be eligible "to become effective upon filing without Division review if the Division had previously had an opportunity to review one of them."

     We certify that the disclosure concerning the 12b-1 plan in the proposed Rule 485(b) amendments will be substantially identical to the disclosure set forth in Exhibit A hereto, and that any other changes made in these amendments will be determined by the registrant to not render the amendment ineligible to become effective under Rule 485(b). By reviewing this disclosure as contained in the previously filed post-effective amendments, the Staff has had an opportunity to address fully this disclosure with respect to the Funds when it is "substantially identical" to the disclosure that the Staff has previously reviewed.

     Please contact the undersigned at 212-907-1850 if the Staff needs any further information with respect to this request.

                                                             Very truly yours,


                                                        /s/  Peter D. Lowenstein

                                                             Peter D. Lowenstein
                                                             Legal Counsel

PDL:psp
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Exhibit A
(Prospectus disclosure)

-    DISTRIBUTION CHARGES

     The fund has adopted a plan, effective July 1, 2000, under rule 12b-1 of the Investment Company Act of 1940. Under the plan, the Fund is charged a fee at the annual rate 0.25% of the Fund's average daily net assets with the proceeds used to finance the activities of Value Line Securities, Inc., the Fund's distributor. The plan provides that the distributor may make payments to securities dealers, banks, financial institutions and other organizations which provide distribution and administrative services with respect to the distribution of the Fund's shares. Such services may include, among other things, answering investor inquiries regarding the Fund; processing new shareholder account applications and redemption transactions; responding to shareholder inquiries; and such other services as the Fund may request to the extent permitted by applicable statute, rule or regulation. The plan also provides that the Adviser may make such payments out of its advisory fee, its past profits or any other source available to it. The fees payable to the distributor under the plan are payable without regard to actual expenses incurred.

(Statement of Additional Information)

-    SERVICE AND DISTRIBUTION PLAN

     The Service and Distribution Plan (12b-1 Plan), which became effective July 1, 2000, is designed to finance the activities of Value Line Securities, Inc. (the "Distributor") in advertising, marketing and distributing Fund shares and for servicing Fund shareholders at an annual rate of .25% of the Fund's average daily net assets. During the fiscal year ended [blank], the Fund paid fees of [blank] to the Distributor under the Plan. The fees payable to the Distributor under the Plan are payable without regard to actual expenses incurred.